SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

           Delaware                               000-22162                            22-3209241
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)



        6600 Powers Ferry Road
           Atlanta, Georgia                                30339
    (Address of principal executive                     (Zip Code)
               offices)



        Registrant's telephone number including area code (770) 644-6700

ITEM 5.  OTHER EVENTS.

     On December 20, 2000, Simione Central Holdings, Inc. issued a press release regarding the change of its symbol on the Nasdaq SmallCap Market to "CURA". Simione hereby incorporates by reference herein the information set forth in its Press Release dated December 20, 2000, a copy of which is annexed hereto as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     Not Applicable.

     (b) Pro Forma Financial Information.

     Not Applicable.

     (c) Exhibits.

Exhibit
Number      Description
------      -----------

99          Press Release dated December 20, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SIMIONE CENTRAL HOLDINGS, INC.



Date:  December 20, 2000     By:  /s/  Stephen M. Shea
                                  ------------------------------------------
                                  Stephen M. Shea
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)